OTHER PAYABLES AND ACCRUALS	12 Months Ended
Dec. 31, 2017
OTHER PAYABLES AND ACCRUALS
OTHER PAYABLES AND ACCRUALS

9.      OTHER PAYABLES AND ACCRUALS

	2016	2017
	RMB	RMB
Receipts from customers	469,471	580,794
Payables to customers related to government policy compliance incentives	—	71,638
Professional service fees	2,271	3,274
Office expenses	5,240	8,636
Payables to employees related to net proceeds from share options exercised	264	137
Accrued interest expense related to convertible senior notes	8,210	7,632
Payable for acquisition	8,450	27,923
Others	4,130	3,407

Total	498,036	703,441

Receipts from customers are associated with the operations of the Company’s business process outsourcing services. The Company has received funds in advance from its customers for purposes such as monthly customers’ employee benefits, social insurance and payroll payments, which will be disbursed by the Company to other parties on behalf of its customers in the near term.